Exhibit 10.4

WELLS FARGO FINANCIAL AUTO OWNER TRUST 2005-A

$230,000,000 Class A-1 3.39% Asset Backed Notes

$310,000,000 Class A-2 3.86% Asset Backed Notes

$285,000,000 Class A-3 4.09% Asset Backed Notes

$175,000,000 Class A-4 4.28% Asset Backed Notes

ACE Securities Corp.

(SELLER)

UNDERWRITING AGREEMENT

June 10, 2005

Deutsche Bank Securities Inc.
as Representative of the Several Underwriters
named on Schedule I hereto (the “Underwriters”)
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

1.

INTRODUCTORY.  ACE Securities Corp. (the “Seller”) has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $10,000,000,000 of asset backed notes and/or asset backed certificates.  The Seller proposes to cause Wells Fargo Financial Auto Owner Trust 2005-A (the “Trust”) to issue and sell to the Underwriter $230,000,000 principal amount of its 3.39% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $310,000,000 principal amount of its 3.86% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $285,000,000 principal amount of its 4.09% Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and $175,000,000 principal amount of its 4.28% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the “Notes”).  The Trust will also issue $526,717,557 of Asset Backed Certificates (the “Certificates” and together with the Notes, the “Securities”), which will be retained by Wells Fargo Financial Receivables, LLC.  The assets of the Trust will include, among other things, a pool of retail installment sale contracts (the “Receivables”) secured primarily by new and used automobiles and light-duty trucks (the “Financed Vehicles”), and certain monies received thereunder after May 31, 2005 (the “Cutoff Date”), and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of May 31, 2005 (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), among the Seller, Wells Fargo Financial, Inc. (“WFF”), as servicer (the “Master Servicer”), and custodian and JPMorgan Chase Bank, N.A., as indenture trustee (the “Indenture Trustee”).  Pursuant to the Sale and Servicing Agreement, the Seller will sell the Receivables to the Trust and the Master Servicer will service the Receivables on behalf of the Trust.  Pursuant to the Subservicing Agreement to be dated as of May 31, 2005 (as amended and supplemented from time to time, the “Subservicing Agreement”), Wells Fargo Financial Acceptance, Inc., a Minnesota corporation (“WFFA” or the “Subservicer”) will agree to subservice the Receivables on behalf of the Master Servicer.  In addition, pursuant to the Administration Agreement to be dated as of May 31, 2005 (as amended and supplemented from time to time, the “Administration Agreement”), among the Trust, Wells Fargo Financial Acceptance, Inc. (the “Administrator”) and the Indenture Trustee, the Administrator will agree to perform certain administrative tasks on behalf of the Trust imposed on the Trust under the Indenture.  The Notes will be issued pursuant to the Indenture to be dated as of May 31, 2005 (as amended and supplemented from time to time, the “Indenture”), between the Trust and the Indenture Trustee.  The Seller has formed the Trust pursuant to a short-form trust agreement dated as of May 9, 2005, to be amended and restated pursuant to an Amended and Restated Trust Agreement to be dated as of May 31, 2005 (as amended and supplemented from time to time, the “Trust Agreement”), between the Seller and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).  The Certificates will be issued pursuant to the Trust Agreement.

The Seller will acquire all of the Receivables from Wells Fargo Financial Receivables, LLC (the “Transferor”).  Pursuant to the Transfer Agreement dated as of May 31, 2005 (as amended and supplemented from time to time, the “Transfer Agreement”) between subsidiaries of WFFA, as originators (the “Originators”), and WFFA, the Originators will sell the Receivables to WFFA.  WFFA will then sell the Receivables to the Transferor pursuant to the Sale Agreement dated as of May 31, 2005 (as amended and supplemented from time to time, the “Sale Agreement”), between WFFA and the Transferor.  The Transferor will then sell the Receivables to the Seller pursuant to the terms of a Purchase Agreement dated as of May 31, 2005 (as amended and supplemented from time to time, the “Purchase Agreement”), between the Seller and the Transferor.  The Receivables acquired by the Seller will be sold by the Seller to the Trust.

Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in the Sale and Servicing Agreement.  As used herein, the term “Basic Documents” refers to the Sale and Servicing Agreement, Administration Agreement, Indenture, Trust Agreement, Purchase Agreement, and the Letter Agreement dated as of May 31, 2005 (as amended and supplemented from time to time) between WFF and the Seller, Transfer Agreement, Sale Agreement and Subservicing Agreement.

2.

REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller represents and warrants to and agrees with the several Underwriters that:

(a)

A registration statement on Form S-3 (No. 333-119047), including a form of prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”).  Such registration statement, including exhibits thereto, is hereinafter referred to as the “Registration Statement,” and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Underwriting Agreement pursuant to and in accordance with Rule 424(b) (“Rule 424(b)”) under the Securities Act, including all material incorporated by reference therein, is hereinafter referred to as the “Prospectus;” a “preliminary prospectus” means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to the date of this Underwriting Agreement that is subject to completion; the “Base Prospectus” means the base prospectus dated June 7, 2005 included in the Prospectus; the “Prospectus Supplement” means the prospectus supplement dated the date hereof included in the Prospectus.

(b)

On the effective date of the Registration Statement, such registration statement conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission promulgated under the Securities Act (the “Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The preceding sentence does not apply to the part of the Registration Statement that constitutes the statement of eligibility of the Indenture Trustee on Form T-1.  On the date of this Underwriting Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The preceding sentence does not apply to statements in or omissions from such documents based upon written information furnished to the Seller by the Underwriters specifically for use therein, it being understood that the only such information consists of the Underwriters’ Information (as defined in Section 7(a)).

(c)

The Notes are “asset backed securities” within the meaning of, and satisfy the requirements for use of, Form S-3 under the Securities Act.

(d)

The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder.

(e)

The Seller is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation, is duly qualified to transact business in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents except where the failure to be so qualified or to have such licenses, permits or consents would not have a material adverse affect on the Seller or on its ability to perform its obligations under the Basic Documents.

(f)

This Underwriting Agreement has been duly authorized, executed and delivered by the Seller.  Each of the Basic Documents to which it is a party has been duly authorized and, when executed and delivered by the Seller will constitute a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Underwriting Agreement to limitations of public policy under applicable securities laws.

(g)

The Seller is not in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Underwriting Agreement or any of the Basic Documents, in each case, to which it is a party.

(h)

Other than as contemplated by this Underwriting Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller, or any affiliate thereof or the Underwriters, any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Underwriting Agreement.

(i)

The Seller has not entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Underwriting Agreement.

(j)

The Trust is not an “investment company” and is not required to be registered as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(k)

As of the Closing Date (as defined below), the representations and warranties of the Seller in each of the Basic Documents to which it is a party will be true and correct in all material respects as of the date of such representation or warranty was given and each such representation and warranty is so incorporated herein by this reference.

(l)

The Seller has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

(m)

The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

(n)

The Notes, when duly and validly executed by the Indenture Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

(o)

Neither the execution, delivery or performance of any of the Basic Documents by the Seller, nor the issuance, sale and delivery of the Notes or Certificates, nor the fulfillment of the terms of the Notes or Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or the By-laws of the Seller, any material indenture or other material agreement or instrument to which the Seller is a party or by which it or its properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller, or will result in the creation of any lien upon any material property or assets of the Seller (other than pursuant to the Basic Documents).

(p)

Other than as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Seller is a party or of which any of its properties is the subject, which if determined adversely to the Seller would individually or in the aggregate have a material adverse effect on the financial position, shareholders’ equity or results of operations of any of them; and to the best of the Seller’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(q)

No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes and Certificates or sale of the Notes or the consummation of the other transactions contemplated by this Underwriting Agreement or the Basic Documents, except such as have been or will have been prior to the Closing Date duly made or obtained.

(r)

Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended prior to the date hereof, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders’ equity or results of operations of the Seller, or the Seller’s ability to perform its obligations under this Underwriting Agreement or any of the Basic Documents to which it is a party.

(s)

Any taxes, fees and other governmental charges owed by the Seller due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Underwriting Agreement, the Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

(t)

The Trust Agreement need not be qualified under the Trust Indenture Act of 1939, as amended.

(u)

The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

3.

PURCHASE, SALE AND DELIVERY OF THE NOTES.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly agrees, to purchase from the Trust, the respective principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule I hereto at a purchase price equal to the product of the “Proceeds to the Seller” as specified on Schedule II hereto for such class of Notes and the respective principal amount of each class of Notes set forth opposite the name of each Underwriter on Schedule I hereto, plus accrued interest from June 16, 2005.

The Seller will deliver the Notes to the Representative for the account of each Underwriter, against payment of the purchase price to or upon the order of the Seller by wire transfer in federal (same day) funds, at the office of McKee Nelson LLP, One Battery Park Plaza, 34th Floor, New York, New York 10004, at 10:00 a.m., New York time on June 16, 2005, or at such other time not later than seven full business days thereafter as the Representative and the Seller agree in writing, such time being herein referred to as the “Closing Date.” The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”).  The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof.  Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

4.

OFFERING BY UNDERWRITERS.  It is understood that, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

5.

COVENANTS OF THE SELLER.  The Seller covenants and agrees with each of the several Underwriters that:

(a)

The Seller will file the Prospectus, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) no later than the second business day following the date it is first used.  The Seller will advise the Representative promptly of any such filing pursuant to Rule 424(b).

(b)

The Seller will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative, which consent shall not be unreasonably withheld or delayed; and the Seller will advise the Representative promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)

If, at any time when a prospectus relating to the Notes is required to be delivered by the Representative or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act, the Seller promptly will notify the Representative of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission.  Neither the Representative’s consent to, nor the Representative’s distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d)

The Seller will, so long as delivery of a prospectus by the Underwriters or dealer is required by the Securities Act, furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request.

(e)

The Seller will take all actions which are necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Seller be obligated to qualify as a foreign corporation or to execute a general or unlimited consent or take any action that would subject it to service of process in any such jurisdiction.

(f)

The Seller shall, at all times upon request of the Underwriters or their advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or their advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Seller and any other relevant matters as they possess or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement and (ii) provide the Underwriters or their advisors, or both, prior to acceptance of its subscription, the reasonable opportunity to ask questions of the Seller with respect to such matters.

(g)

Until the retirement of the Notes, the Seller will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants’ reports furnished to the Indenture Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Indenture Trustee.

(h)

So long as any of the Notes are outstanding, the Seller will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Seller pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or Transferor as the Representative may reasonably request only insofar as such information relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

(i)

Reserved.

(j)

To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditioned upon the furnishing of documents or the taking of any other actions by the Seller on or prior to the Closing Date, the Seller shall furnish such documents and take any such other actions.  A copy of any such documents shall be provided to the Representative at the time it is delivered to the rating agencies.

(k)

The Seller will pay all expenses incident to the performance of its obligations under this Underwriting Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of the Notes to the Underwriters, (iii) the fees and disbursements of the Seller’s, the Transferor, the Originators and the Administrator’s counsel (including without limitation, local counsel) and accountants, (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto, (vi) the reasonable expenses of the Underwriters (other than its counsel), (vii) the fees and reasonable expenses of counsel to the Underwriters, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses of the Indenture Trustee and its counsel and (x) the fees and expenses of the Owner Trustee, the Trust and each of their counsel.

6.

CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.  The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of the Seller herein, to the accuracy of the written statements of officers of the Seller made pursuant to the provisions of this Section, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

(a)

The Representative shall have received a letter, dated the date hereof, of KPMG LLP, confirming that such accountants are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance satisfactory to the Representative and counsel for the Underwriters (i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

(b)

The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof.  On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

(c)

Subsequent to the execution and delivery of this Underwriting Agreement, there shall not have occurred (i) a stop order suspending the effectiveness of the Registration Statement or a proceeding for that purpose by the Commission, (ii) an adverse change in the condition, financial or otherwise, in the earnings, affairs, regulatory situation or business prospects of an Originator, WFFA or the Transferor reasonably determined by the Representative to be material, (iii) any downgrading in the rating of any debt securities of the Transferor or any of its affiliates, if any, by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iv) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Transferor or any of its affiliates on any exchange or in the over-the-counter market or a suspension or material limitation in trading in securities substantially similar to the Notes; (v) a material disruption in securities settlement or clearance services in the United States; (vi) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (vii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (vii) in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus Supplement, as amended as of the date hereof.

(d)

On the Closing Date, each of the Basic Documents and the Securities shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Owner Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof.  The Basic Documents and the Securities shall be substantially in the forms heretofore provided to the Underwriters.

(e)

The Representative shall have received the opinion or opinions of in-house counsel to the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor and/or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

(i)

Each of the Originators, the Master Servicer, the Subservicer and the Administrator has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and each of the Originators, the Master Servicer, the Subservicer and the Administrator is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

(ii)

Each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor has the power and authority to execute and deliver and perform its obligations under each Basic Document to which it is a party.

(iii)

Each Basic Document to which the Originators, the Master Servicer, the Subservicer, the Administrator and/or the Transferor is a party has been duly authorized, executed and delivered by the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor, as applicable.

(iv)

The execution, delivery and performance of the Basic Documents to which the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor, as applicable, pursuant to the terms of its certificate of incorporation or certificate of limited liability company, as applicable, or its by-laws or limited liability company agreement, as applicable, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor or any of its respective properties or any material agreement or instrument known to such counsel after due investigation, to which the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor is a party or by which the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor or any of its respective properties are bound.

(v)

To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending to which any of the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor is a party or of which any property of the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor is the subject, and no such proceedings are known to the undersigned to be threatened or contemplated by governmental authorities or threatened by others (A) asserting the invalidity of all or any part of any Basic Document or (B) that could materially adversely affect the ability of any of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor to perform its respective obligations under any of the Basic Documents to which it is a party.

(vi)

To the best of such counsel’s knowledge, there are no material legal or governmental proceedings pending or threatened against the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor other than those disclosed in Prospectus.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to the Underwriter.

(f)

The Representative shall have received the opinion or opinions of Mayer, Brown, Rowe & Maw LLP, counsel to the Master Servicer, the Subservicer, the Administrator and the Transferor, dated the Closing Date, with respect to certain corporate matters satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

(i)

The Transferor has been duly organized and is validly existing as a limited liability company and in good standing under the laws of the State of Delaware. with full limited liability company power and authority to own its properties and conduct its business as described in the Prospectus and the Transferor is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

(ii)

Each Basic Document (other than the Trust Agreement) to which it is a party, when executed and delivered, a valid and binding obligation of each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor, enforceable against each such party in accordance with its terms, except as enforceability thereof may be limited by (A) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (B) general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity and (C) with respect to rights or indemnity thereunder, limitations of public policy under applicable securities laws.

(iii)

The execution and delivery by each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor of the Basic Documents to which it is a party, the consummation of the transactions contemplated thereby and compliance with any of the provisions thereof by each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor will not violate (A) any of the terms, conditions or provisions of its respective certificate of incorporation or certificate of formation, as applicable, or its respective by-laws or limited liability company operating agreement, as applicable, each as amended, (B) any federal or State of New York statute, rule or regulation applicable to the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor or the Delaware Limited Liability Company Act (other than federal and state securities or blue sky laws, as to which such counsel need not express any opinion), in the case of the Transferor, or (C) any judgment, written injunction, decree, order or ruling of any court or governmental authority binding on the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor of which such counsel has knowledge.

(iv)

To such counsel’s knowledge, the execution, delivery and performance by each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor of the Basic Documents to which it is a party will not violate or result in a material breach of any of the terms of or constitute a material default under or (except as contemplated in the Basic Documents) result in the creation of any lien, charge or encumbrance on any property or assets of each of the Originators, the Master Servicer, the Subservicer, the Administrator and the Transferor, pursuant to the terms of any indenture, mortgage, deed of trust or other material agreement.

(v)

No consent or approval of, notice to, filing with, or other action by any New York or federal governmental entity is required for the execution and delivery by each of the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor of the Basic Documents to which it is a party or the consummation by each of the Originators, the Master Servicer, the Subservicer, the Administrator or the Transferor of the transactions contemplated thereby where the failure to make or obtain such consent or approval of, notice to, filing with, or other action by, or take such action would reasonably be expected to have a material adverse effect on the ability of such entity to perform its obligations under the Basic Documents, except for (A) the filing of UCC financing statements, (B) filings and other actions required pursuant to state securities or blue sky laws (as to which such counsel need not express any opinion), and (C) those that have already been obtained, made or taken.

(vi)

The Transfer Agreement is effective to create a valid security interest (as defined in Section 1-201(37) of the New York Uniform Commercial Code (the “NYUCC”)) in the Receivables in favor of WFFA.

(vii)

The Sale Agreement is effective to create a valid security interest (as defined in Section 1-201(37) of the NYUCC) in the Receivables in favor of the Transferor.

(viii)

The Purchase Agreement is effective to create a valid security interest (as defined in Section 1-201(37) of the NYUCC) in the Receivables in favor of the Seller.

(ix)

The filing of the financing statements in the applicable filing offices, which shall be referred to in the actual opinion, will be effective to perfect the security interest of each transferee described in paragraphs (vi), (vii), and (viii) above in the Receivables and the related collateral in which a security interest can be perfected by the filing of the related financing statement.  Such security interest in favor of each transferee will be prior to any security interest in any Receivables and the related collateral (other than collateral consisting of investment property) in favor of any other creditor of the Trust.

Such counsel shall state that they have participated in the preparation of the Prospectus, and that no facts have come to their attention which cause them to believe that the Prospectus, as of the date of this Underwriting Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

(g)

The Representative shall have received an opinion addressed to it of Mayer, Brown, Rowe & Maw LLP, in its capacity as counsel to the Originators, WFFA and the Transferor, dated the Closing Date, with respect to the creation of (A) a “true sale” with respect to the transfer of the Receivables from the Originators to WFFA, (B) a “true sale” with respect to the transfer of the Receivables from WFFA to the Transferor and (C) a “true sale” or a valid and binding security interest in the transfer of the Receivables from the Transferor to the Seller.  Such opinions shall be limited to the laws of the State of New York and United States federal law.

(h)

The Representative shall have received the opinions of McKee Nelson LLP, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

(i)

The Seller is validly existing and in good standing under the laws of the State of Delaware.

(ii)

The Basic Documents to which the Seller is a party have been duly authorized, executed and delivered by the Seller.

(iii)

Each Basic Document (other than the Trust Agreement) to which it is a party is, when executed and delivered, a valid and binding obligation of the Seller, enforceable against each such party in accordance with its terms, except as enforceability thereof may be limited by (A) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (B) general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity and (C) with respect to rights or indemnity thereunder, limitations of public policy under applicable securities laws.

(iv)

When the Notes have been validly executed, authenticated and delivered in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Underwriting Agreement, the Notes will constitute valid and binding obligations of the Trust enforceable in accordance with their terms and entitled to the benefits of the Indenture, except that enforceability thereof may be subject to (A) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

(v)

The execution, delivery and performance by the Seller of the Basic Documents to which it is a party, will not (A) violate any provision of the Seller’s certificate of incorporation, (B) conflict with, result in a breach of or constitute a default under the terms of any material agreement to which the Seller is a party, (C) violate any law, rule or regulation known to us applicable to the Seller, or (D) violate any order or decree known to us of any federal or state court or other governmental body or arbitrator having jurisdiction over the Seller.

(vi)

To such counsel’s knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Seller or relating to the transactions contemplated by the Basic Documents which, if adversely determined, would have a material adverse affect on the Seller’s ability to perform its duties and obligations under the Basic Documents.

(vii)

The Indenture has been duly qualified under the Trust Indenture Act.

(viii)

The Registration Statement is effective under the Securities Act and, to the best of such counsel’s knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

(ix)

Neither the Trust nor the Seller is an “investment company” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and neither the Trust nor the Seller is required to register under the Investment Company Act.

(x)

The Trust Agreement is not required to be qualified under the Trust Indenture Act.

(xi)

The Class A-1 Notes are “eligible securities” within the meaning of Rule 2a-7 of the Investment Company Act.

(xii)

The statements in the Base Prospectus, set forth under the captions “Description of the Notes” and “Description of the Transfer and Servicing Agreements,” as modified by the statements in the Prospectus Supplement set forth under the captions “Description of the Notes,” “Description of the Sale and Servicing Agreement” and “The Indenture,” to the extent such statements purport to summarize certain provisions of the Notes or of the Basic Documents, are fair and accurate in all material respects.

(xiii)

The statements in the Prospectus Supplement under the captions “Summary of Terms of the Notes—ERISA Considerations,” and “ERISA Considerations,” and in the Base Prospectus under the headings “ERISA Considerations,” to the extent that they constitute matters of federal or New York law, or federal or New York legal conclusions, provide a fair and accurate summary of such law or conclusions.

(xiv)

No consent, authorization or approval or other action by, and no notice or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Basic Documents to which each is a party, or any other document or instrument to be delivered thereunder.

(xv)

The Prospectus and the Registration Statement (except the financial statements and other financial, numerical, quantitative and statistical information contained or incorporated by reference therein, as to which such counsel need not express any view) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

(xvi)

The Sale and Servicing Agreement is effective to create a valid security interest (as defined in Section 1-201(37) of the NYUCC) in the Receivables in favor of the Trust.

(xvii)

The Indenture is effective to create a valid security interest (as defined in Section 1-201(37) of the NYUCC) in the Receivables in favor of the Indenture Trustee.

(xviii)

The filing of the financing statements in the applicable filing offices will be effective to perfect the security interest of each transferee in the Receivables and the related collateral in which a security interest can be perfected by the filing of the related financing statement.  Such security interest in favor of each transferee will be prior to any security interest in any Receivables and the related collateral (other than collateral consisting of investment property) in favor of any other creditor of the Trust.

Such counsel shall state that they have participated in the preparation of the Prospectus, and that no facts have come to their attention which cause them to believe that the Prospectus, as of the date of this Underwriting Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to the Underwriter.  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America, the laws of the State of New York and the laws of the State of Delaware.

(i)

The Representative shall have received an opinion addressed to it of McKee Nelson LLP, in its capacity as counsel to the Seller, dated the Closing Date, with respect to the creation of a “true sale” or a valid and binding security interest in the transfer of Receivables from the Seller to the Trust.  Such opinions shall be limited to the laws of the State of New York and United States federal law.

(j)

The Representative shall have received an opinion of McKee Nelson LLP, special tax counsel for the Seller and the Trust, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, that (i) the Notes will be characterized as debt for Federal income tax purposes; (ii) the Trust will not be classified as an association, or publicly traded partnership, taxable as a corporation for Federal income tax purposes; and (iii) the statements in the Prospectus under “Material Federal Income Tax Consequences” and in the Prospectus Supplement under “Material United States Federal Income Tax Consequences” insofar as such statements constitute a summary of the U.S. legal matters or documents referred to therein, fairly present such legal matters or documents.

(k)

The Representative shall have received an opinion of Thacher Proffitt & Wood LLP, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

(i)

The Indenture Trustee has been duly organized and is validly existing under the laws of the United States.

(ii)

The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

(iii)

The Indenture has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iv)

The Notes have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Representative.  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

(l)

The Representative shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Representative, to the effect that:

(i)

The Owner Trustee is a duly organized banking corporation and validly existing and in good standing under the laws of the State of Delaware.

(ii)

The Owner Trustee has the requisite trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Basic Documents to which it is a party.

(iii)

The execution and delivery of the Basic Documents to which it is a party, and the performance by the Owner Trustee of its obligations under the Basic Documents to which it is a party have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

(iv)

The Basic Documents to which it is a party constitutes the valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

(v)

The execution and delivery by the Owner Trustee of the Basic Documents to which it is a party do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

(vi)

Each of the Notes and Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

(vii)

Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Trust Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America or the State of Delaware governing its banking or trust powers or the articles of association, by-laws or other organizational documents of the Owner Trustee.

(viii)

No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the banking or trust powers of the Owner Trustee is required in connection with the execution and delivery by the Owner Trustee of the Basic Documents to which it is a party.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Representative.  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware.

(m)

The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

(i)

The Trust Agreement constitutes the valid and binding obligation of the Owner Trustee and the Seller enforceable against the Owner Trustee and the Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

(ii)

The Certificate of Trust has been duly filed with the Secretary of State.  The Trust has been duly formed and is validly existing as a statutory trust under the Delaware Statutory Trust Act (the “Statutory Trust Act”).  The Trust has the power and authority under the Trust Agreement and the Statutory Trust Act to execute and deliver the Indenture and the Sale and Servicing Agreement, to issue the Notes and the Certificates and to pledge the Trust Estate to the Indenture Trustee as security for the Notes.

(iii)

Assuming that the Certificates have been duly executed and issued by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to and paid for pursuant to the Underwriting Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

(iv)

To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”) is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by each of the Sale and Servicing Agreement and the Indenture in the Receivables has been duly created and has attached, upon the filing of UCC-1 financing statements with the Secretary of State of the State of Delaware the Trust will have a perfected security interest in the transfer of Receivables pursuant to the Sale and Servicing Agreement and the proceeds thereof, and the Indenture Trustee will have a perfected security interest in such Receivables and the proceeds thereof.

(v)

No re-filing or other action is necessary under the Delaware UCC in order to maintain the perfection of such security interests except for the filing of continuation statements at five year intervals.

(vi)

Under § 3805(b) of the Statutory Trust Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

(vii)

Under § 3805(c) of the Statutory Trust Act, and assuming that the Sale and Servicing Agreement conveys good title to the Receivables to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificateholders is the owner of the Receivables.

(viii)

The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

(ix)

Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to the Underwriter.  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware.

(n)

The Representative shall have received copies of each opinion of counsel delivered to the Rating Agencies, together with a letter addressed to the Representative, dated the Closing Date, to the effect that the Representative may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

(o)

The Representative shall have received a certificate dated the Closing Date of WFFA, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of WFFA, in which such officers shall state that, (i) the representations and warranties of WFFA contained in the Basic Documents to which it is a party are true and correct, (ii) that the WFFA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since March 31, 2005, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of WFFA has occurred.

(p)

The Representative shall have received a certificate dated the Closing Date of the Seller, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Seller, in which such officer shall state that, (i) the representations and warranties of the Seller contained in this Underwriting Agreement and the Basic Documents to which it is a party are true and correct, (ii) that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since March 31, 2005, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Seller has occurred.

(q)

The Representative shall have received a certificate dated the Closing Date of the WFF, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the WFF in which such officer shall state that (i) the representations and warranties of the WFF contained in the Basic Documents to which it is a party are true and correct, (ii) that the WFF has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) since December 31, 2003, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the WFF has occurred.

(r)

The Class A-1 Notes shall be rated “A-1+” by Standard & Poor’s, “F1+” by Fitch and “P-1” by Moody’s, and the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall each be rated “AAA” by Standard & Poor’s and Fitch and “Aaa” by Moody’s, and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

(s)

The Seller will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative shall reasonably request.

7.

INDEMNIFICATION AND CONTRIBUTION.

(a)

The Seller agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)

any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto, or

(ii)

the omission or alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by that Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus, the Prospectus Supplement or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Seller by the Underwriters through the Underwriters specifically for use therein and (ii) the failure of the Underwriters to send or give to any purchaser, at or prior to the written confirmation of the sale of Notes to such person, a copy of any amended or supplemented Base Prospectus or Prospectus Supplement under circumstances where the Seller has furnished copies of such an amended or supplemented Base Prospectus or Prospectus Supplement to the Underwriters in a reasonable amount of time in advance of the purchase of Notes that were the subject of loss, claim, damage or liability and the untrue statement or omission of material fact contained in the prior Base Prospectus or Prospectus Supplement was corrected in the Base Prospectus or Prospectus Supplement, as so amended or supplemented.  The written information furnished by the Underwriters to the Seller consists solely of the information set forth in the table following the third paragraph of text, and the fourth, fifth, sixth and seventh paragraphs of text under the heading “Underwriting” in the Prospectus Supplement (the “Underwriters’ Information”).  The indemnity provided for in this Section 7 shall be in addition to any liability which the Seller may otherwise have.  The Seller will not, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not that Underwriter or any person who controls such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of such Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(b)

Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Seller, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Seller or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters’ Information, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Seller or any such director, officer or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(c)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (for purposes of this paragraph (c), the “indemnified party”) shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (c), the “indemnifying party”), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Underwriters in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

(d)

In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from such offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters (the “Spread”).  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or the Underwriters, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.  The Seller and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d).  Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the Spread with respect to the Securities purchased by such Underwriter under this Underwriting Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Seller, each officer of the Seller who signed the Registration Statement and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Seller.

8.

DEFAULTING UNDERWRITERS

(a)

If any one or more of the Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter hereunder on the Closing Date, and such failure constitutes a default in the performance of its or their obligations under this Underwriting Agreement, the Representative may make arrangements for the purchase of such Notes by other persons satisfactory to the Seller, the Seller and the Representative, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Notes set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Closing Date if the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Notes which it agreed to purchase on the Closing Date pursuant to the terms of Section 3.  If the foregoing maximums are exceeded and the remaining Underwriters or other Underwriters satisfactory to the Representative, the Seller does not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Underwriting Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Seller, except that the Seller will continue to be liable for the payment of expenses to the extent set forth in Sections 5(k) and 9 and except that the provisions of Section7 shall not terminate and shall remain in effect.  As used in this Underwriting Agreement, the term “Underwriter” includes, for all purposes of this Underwriting Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto who, pursuant to this Section 8, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

(b)

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default.  If other underwriters are obligated or agree to purchase the Notes of a defaulting Underwriter, either the Representative, the Seller may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Seller or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Seller agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

9.

SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS.  The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Seller or Underwriters, officers or directors or any controlling person, and will survive delivery of and payment for the Notes.  If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 5(k) and the respective obligations of the Seller and the Underwriters pursuant to Section 7 shall remain in effect.  If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iv), (v), (vi) and (vii) of Section 6(c)), the Seller will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

10.

NOTICES.  Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Representative, when delivered to the Underwriter at 60 Wall Street, 19th Floor, New York, New York 10005, Attention: Richard Lawrence and if sent to the Seller when delivered to, Attention: Rob Thomas, Senior Counsel.

11.

SUCCESSORS.  This Underwriting Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

12.

COUNTERPARTS.  This Underwriting Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

13.

APPLICABLE LAW.  This Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Seller and the several Underwriters in accordance with its terms.

Very truly yours,

ACE SECURITIES CORP.

By: /s/ Douglas K. Johnson

Name:  Douglas K. Johnson

Title:    President

The foregoing Underwriting

Agreement is hereby confirmed

and accepted as of the

date first written above.

DEUTSCHE BANK SECURITIES INC.

By: /s/ Rick Koppenhaver

Name:

Rick Koppenhaver

Title:

Vice President

By: /s/ Jay E. Steiner

Name:

Jay E. Steiner

Title:

Director

Acting on behalf of itself and as the

Representative of the several Underwriters

SCHEDULE I

Underwriters	Initial Principal Balance of Class A-1 Notes	Initial Principal Balance of Class A-2 Notes	Initial Principal Balance of Class A-3 Notes	Initial Principal Balance of Class A-4 Notes

Deutsche Bank Securities Inc.	$92,000,000	$124,000,000	$114,000,000	$70,000,000
Citigroup Global Markets Inc.	$92,000,000	$124,000,000	$114,000,000	$70,000,000
J.P. Morgan Securities Inc.	$11,500,000	$15,500,000	$14,250,000	$8,750,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$11,500,000	$15,500,000	$14,250,000	$8,750,000
Utendahl Capital Partners, L.P.	$11,500,000	$15,500,000	$14,250,000	$8,750,000
Wells Fargo Brokerage Services, LLC	$11,500,000	$15,500,000	$14,250,000	$8,750,000
Total	$230,000,000	$310,000,000	$285,000,000	$175,000,000

SCHEDULE II

Security	Original Principal Balance $	Initial Public Offering Price	Proceeds to the Seller	Interest Rate

Class A-1 Notes	$230,000,000	100.00000%	99.85000%	3.39%
Class A-2 Notes	$310,000,000	99.99539%	99.82039%	3.86%
Class A-3 Notes	$285,000,000	99.98268%	99.79268%	4.09%
Class A-4 Notes	$175,000,000	99.97848%	99.73848%	4.28%

Total Price to Public:	$ 999,898,687.00
Total Price to Seller:	$ 998,049,687.00
Underwriting Discounts and Commissions:	$ 1,849,000.00